UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)  February 13, 2004

                            MAGNUM D'OR RESOURCES, INC.
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Nevada                       0-31849               98-02152222
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State or other jurisdiction Commission File IRS Employer Identification
 of incorporation)                Number                No.


140 The Donway West, Suite 404
 Toronto, Ontario                                   M3C 2G3
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(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     905-842-5515


              305 Lakeshore Road East, Oakville, Ontario L6J 1J3
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS


NAME CHANGE

     As previously reported, the registrant changed its name effective October 24, 2002 from Digital World Cup, Inc. to Magnum d'Or Resources Inc. This name change has not yet been registered on EDGAR. A copy of the Certificate of Amendment from the State of Nevada is enclosed as Exhibit 99(b) to this Form 8-K.

     2004 CONSULTING AGREEMENT

     The 2004 Consulting Agreement is incorporated as exhibit 99(a) to this Form 8-K.

     The shares have been reserved for future issuance to consultants to the registrant in connection with the development of our mining options.


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                           FORWARD-LOOKING STATEMENTS
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     Certain  statements  under this Item and  elsewhere in this Form 8-K and in the  exhibits  to  this  Form  8-K  are  not  historical  facts  but  constitute
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future
results,   performance   or   achievements   expressed   or   implied   by  such
forward-looking   statements.   Although  the   registrant   believes  that  the
expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to
reflect   the    occurrence   of   anticipated    or    unanticipated    events.

                                    Exhibits

                                      99(a)

                          2004 CONSULTING SERVICES PLAN
                                       OF

                           MAGNUM d'OR RESOURCES INC.
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     1.  Purpose.  The purpose of this Revised  Consulting  Services  Plan is to advance the interests of the Corporation by rewarding, encouraging and enabling the acquisition of larger personal proprietary interests in the Corporation by employees, directors and former directors of, contractors and consultants to, the Corporation and its Subsidiaries who have: 1) served without salaries or other compensation; and 2) assisted the Corporation with support services for business development. These persons require incentives to put forth maximum effort for the success of the Corporation's business. It is anticipated that these incentives will stimulate the efforts of such employees, directors and consultants on behalf of the Corporation and its Subsidiaries. It also is expected that such incentives will enable the Corporation and its Subsidiaries to attract and retain desirable personnel.

     2. Definitions. When used in this Plan, unless the context otherwise requires:

     (a). "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation, as constituted at any time.

     (b). "Chairman of Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

     (c). "Corporation" shall mean MAGNUM d'OR RESOURCES INC.

     (d). "Eligible Persons" shall mean those person described in Section 4 and 13 who will receive stock pursuant to this 2004 Consulting Services Plan.

     (e). "Fair Market Value" on a specified date shall mean the value as established by the Board for such date using any reasonable method of valuation.

     (f). "Awarded Stock" shall mean the Stock awarded pursuant to this Plan.

     (g). "Plan" shall mean this 2004 Revised Consulting Services Plan of MAGNUM d'OR RESOURCES INC., as adopted by the Board on February 5, 2004 and as this Plan from time to time may be amended.

     (h). "President" shall mean the person who at the time shall be the President of the Corporation.

     (i). "Shares" shall mean shares of common stock, $0.001 par value, of the Corporation.

     (j). "Subsidiary" shall mean a wholly owned subsidiary of the Corporation.

     3. Administration. This Plan shall be administered by the Board of Directors as provided herein. Determination of the Board as to any question, which may arise with respect to the interpretation of the provisions of this Plan and Awarded Stocks, shall be final. The Board may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of this Plan, as it may been advisable to make this Plan and Awarded Stocks effective or provide for their administration, and may take such other action with regard to this Plan and Awarded Stocks as it shall deem advisable to effectuate their purpose.

     4. Participants. All employees and directors of, former directors of and consultants to, the Corporation or a Subsidiary, who, as determined by the Board, have met the conditions of Section 1 of this Plan, shall receive Awarded Stocks under this Plan. The parties to whom Awarded Stocks have been, or will be, granted under this Plan, and the number of Shares subject to each such Awarded Stock, have been determined by the Board, in its sole discretion, subject however, to the terms and conditions of this Plan.

     5. Shares. Subject to the provisions of Section 13 hereof, the Board may award stocks with respect to an aggregate of 25,000,000 Shares, all of which Shares are authorized but unissued Shares.

     6. Grant of Awarded Stocks. The number of Shares of Awarded Stocks granted to any Eligible Person will be determined by the Board in its sole discretion based upon, among other facts, the Fair Market Value of services rendered to, and expenses incurred on behalf of, the Corporation.

     7. Stock Certificates. Within ninety (90) days from the date of this Plan, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares of the Awarded Stock. The certificate or certificates may bear a restrictive legend as described in paragraph 9, below.

     8. Restrictions on Transferability of Awarded Stocks. Awarded Stocks that were issued prior to January 10, 2002 shall not be transferable, except as authorized in writing by the Board of Directors in its sole discretion.

     9. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of the Shares pursuant to the grant of any Awarded Stock until the completion of such registration or other qualification of such Shares under any State of Federal law, rule, requirements or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Awarded Stock shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), to issue Shares in compliance with the provisions of the Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares that may be issued pursuant to the grant or exercise of any Awarded Stock, or may issue stop transfer orders with respect thereof.

     10. Income Tax Withholding. If the Corporation or a Subsidiary is required to withhold and amounts by reason of any provincial, federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the grant of the Awarded Stock, the Corporation or the Subsidiary shall be entitled to deduct or withhold such amounts from any cash or payment to be made to the holder of the Awarded Stock. In any event, the holder shall make available to the Corporation or such Subsidiary, promptly when requested by the Corporation or such Subsidiary; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it deems necessary in order to have such funds made available to the Corporation or Subsidiary out of funds or property due or to become due to the holder of such Awarded Stock.

     11. No Right of Employment or Service. Nothing contained herein or in an Awarded Stock shall be construed to confer upon any director, employee or consultant any right to be continued in the employ or service of the Corporation or any Subsidiary or mitigate any right of the Corporation or any Subsidiary to retire, request the resignation of or discharge or otherwise cease its services arrangement with any employee or consultant at any time, with or without cause.

     12. Effective Date. This Plan is effective as February 5, 2004.




February 13, 2004

                                  _______/S/_______________
                                Reno J. Calabrigo, Director

                                  _______/S/_______________
                                    Janet Winkler, Director

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Magnum d'Or Resources Inc.


     Date:  February 13, 2004           By:  /S/  RenoJ. Calabrigo
                                               --------------------
                                      CEO, President, Secretary and Director